GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Defensive Equity Fund

(the “Fund”)

Supplement dated January 11, 2023 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2022, as supplemented to date

Effective immediately, Jorge Murillo no longer serves as a portfolio manager for the Fund. Patrick Hartnett will continue to serve as a portfolio manager for the Fund.

Additionally, effective immediately, Oliver Bunn will begin serving as portfolio manager for the Fund. Mr. Bunn will also serve as a portfolio manager for the Goldman Sachs Defensive Equity ETF, into which the Fund will be reorganized on or about January 20, 2023.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Murillo in his capacity as a portfolio manager to the Fund in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Defensive Equity Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Patrick Hartnett, Vice President, has managed the Fund since 2022; and Oliver Bunn, Vice President, has managed the Fund since 2023.

The following row replaces the row for “Oliver Bunn” in the table under the “Quantitative Investment Strategies (“QIS”) Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Oliver Bunn Vice President	Portfolio Manager— Absolute Return Tracker Managed Futures Strategy Defensive Equity	Since 2017 2022 2023	Mr. Bunn is head of the Quantitative Investment Strategies (QIS) Alternatives team within GSAM. He joined Goldman Sachs in 2014.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

DEFEQTBDSTK 01-23